United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2012

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FNB Bancorp was held on May 16, 2012. The meeting included four proposals:

a)	Election of Directors to serve for the year 2012.
b)	An advisory vote on executive compensation.
c)	An advisory vote on the Frequency of the Future “Say on Pay” votes.
d)	To ratify the appointment of Moss Adams LLP to serve as independent auditors for the fiscal year of 2012.

The results of the voting is attached to this report as Exhibit 99.01 and is incorporated here by reference.

In light of the results of the shareholder advisory vote on the frequency of future “Say on Pay” votes, FNB Bancorp has decided to include a shareholder vote on the compensation of executives in its proxy materials every year.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.01	Results of voting at the Annual Meeting of FNB Bancorp Shareholders held on May 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: May 18, 2012.	By:	/s/ Dave A. Curtis
Dave A. Curtis
Senior Vice President and
Chief Financial Officer